JPMorgan Funds - JPMorgan Insurance Trust
Rule 10f-3 Transactions
For the period from January 1, 2011 to June 30, 2011

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Insurance Trust Diversified Mid Cap Portfolio
Trade Date 1/20/2011
Issuer Fifth Third Bancorp (FITB) Secondary
Cusip 31677310
Shares 9,900
Offering Price $14.00
Spread $0.42
Cost $138,600
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.92%
Syndicate Members J.P. Morgan, Deutsche Bank Securities, Credit Suisse, Goldman, Sachs & Co., BofA Merrill Lynch, Citi, Keefe, Bruyette & Woods, Aladdin Capital LLC, Sandler O'Neill + Partners, L.P.
Fund JPMorgan Insurance Trust U.S. Equity Portfolio
Trade Date 1/20/2011
Issuer Fifth Third Bancorp (FITB) Secondary
Cusip 31677310
Shares 7,100
Offering Price $14.00
Spread $0.42
Cost $99,400
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.92%
Syndicate Members J.P. Morgan, Deutsche Bank Securities, Credit Suisse, Goldman, Sachs & Co., BofA Merrill Lynch, Citi, Keefe, Bruyette & Woods, Aladdin Capital LLC, Sandler O'Neill + Partners, L.P.
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 2/1/2011
Issuer Epocrates, Inc. (EPOC) IPO
Cusip 29429D10
Shares 1,200
Offering Price $16.00
Spread $1.12
Cost $19,200
Dealer Executing Trade Piper Jaffray and Company, Inc.
% of Offering  purchased by firm 1.51%
Syndicate Members J.P. Morgan, Piper Jaffray, William Blair & Company, JMP Securities
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 2/2/2011
Issuer Seattle Genetics (SGEN) Secondary
Cusip 81257810
Shares 4,800
Offering Price $15.50
Spread $0.85
Cost $74,400
Dealer Executing Trade Jefferies & Company Inc.
% of Offering  purchased by firm 0.59%
Syndicate Members Jefferies, J.P. Morgan, Leerink Swann, RBC Capital Markets, Needham & Company LLC, William Blair & Company, Oppenheimer & Co., ThinkEquity LLC
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 2/15/2011
Issuer DCT Industrial (DCT) Secondary
Cusip 23315310
Shares 5,000
Offering Price $5.35
Spread $0.23
Cost $26,750
Dealer Executing Trade Merrill Lynch & Co Inc.
% of Offering  purchased by firm 5.54%
Syndicate Members BofA Merrill Lynch, J.P. Morgan, Wells Fargo Securities, Deutsche Bank Securities, Morgan Keegan, PNC Capital Markets LLC, Piper Jaffray
Fund JPMorgan Insurance Trust U.S. Equity Portfolio
Trade Date 3/2/2011
Issuer EOG Resources, Inc. (EOG) Secondary
Cusip 26875P10
Shares 2,200
Offering Price $105.50
Spread $3.17
Cost $232,100
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 4.20%
Syndicate Members Goldman, Sachs & Co., Barclays Capital, Allen & Company LLC, J.P. Morgan, RBC Capital Markets
Fund JPMorgan Insurance Trust Intrepid Growth Portfolio
Trade Date 3/3/2011
Issuer MetLife, Inc. (MET) Secondary
Cusip 59156R10
Shares 1,300
Offering Price $43.25
Spread $0.22
Cost $56,225
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 1.72%
Syndicate Members Goldman, Sachs & Co., Citi, Credit Suisse, BofA Merrill Lynch, Barclays Capital, Deutsche Bank Securities, J.P. Morgan, Morgan Stanley, UBS Investment Bank, Wells Fargo Securities, BNP Paribas, HSBC, Mizuho Securities USA Inc., Nomura, Piper Jaffray, PNC Capital Markets LLC, RBC Capital Markets, RBS, Scotia Capital, Societe Generale, SMBC Nikko, Cabrera Capital Markets, LLC, CastleOak Securities, L.P., Guzman & Company, Lebenthal, Capital Markets, Loop Capital Markets, MFR Securities, Inc., M.R. Beal & Company, Ramirez & Co., Inc., Siebert Capital Markets, The Williams Capital Group, L.P., Toussaint Capital Partners, LLC, Blaylock Robert Van, LLC
Fund JPMorgan Insurance Trust U.S. Equity Portfolio
Trade Date 3/3/2011
Issuer MetLife, Inc. (MET) Secondary
Cusip 59156R10
Shares 10,900
Offering Price $43.25
Spread $0.22
Cost $471,425
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 1.72%
Syndicate Members Goldman, Sachs & Co., Citi, Credit Suisse, BofA Merrill Lynch, Barclays Capital, Deutsche Bank Securities, J.P. Morgan, Morgan Stanley, UBS Investment Bank, Wells Fargo Securities, BNP Paribas, HSBC, Mizuho Securities USA Inc., Nomura, Piper Jaffray, PNC Capital Markets LLC, RBC Capital Markets, RBS, Scotia Capital, Societe Generale, SMBC Nikko, Cabrera Capital Markets, LLC, CastleOak Securities, L.P., Guzman & Company, Lebenthal, Capital Markets, Loop Capital Markets, MFR Securities, Inc., M.R. Beal & Company, Ramirez & Co., Inc., Siebert Capital Markets, The Williams Capital Group, L.P., Toussaint Capital Partners, LLC, Blaylock Robert Van, LLC
Fund JPMorgan Insurance Trust U.S. Equity Portfolio
Trade Date 3/3/2011
Issuer MetLife, Inc. (MET) Secondary
Cusip 59156R10
Shares 1,100
Offering Price $43.25
Spread $0.22
Cost $47,575
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 1.72%
Syndicate Members Goldman, Sachs & Co., Citi, Credit Suisse, BofA Merrill Lynch, Barclays Capital, Deutsche Bank Securities, J.P. Morgan, Morgan Stanley, UBS Investment Bank, Wells Fargo Securities, BNP Paribas, HSBC, Mizuho Securities USA Inc., Nomura, Piper Jaffray, PNC Capital Markets LLC, RBC Capital Markets, RBS, Scotia Capital, Societe Generale, SMBC Nikko, Cabrera Capital Markets, LLC, CastleOak Securities, L.P., Guzman & Company, Lebenthal, Capital Markets, Loop Capital Markets, MFR Securities, Inc., M.R. Beal & Company, Ramirez & Co., Inc., Siebert Capital Markets, The Williams Capital Group, L.P., Toussaint Capital Partners, LLC, Blaylock Robert Van, LLC
Fund JPMorgan Insurance Trust Diversified Mid Cap Portfolio
Trade Date 3/22/2011
Issuer HCP, Inc. (HCP) Secondary
Cusip 40414L10
Shares 7,900
Offering Price $36.90
Spread $1.11
Cost $291,510
Dealer Executing Trade Merrill Lynch & Co Inc.
% of Offering  purchased by firm 2.41%
Syndicate Members BofA Merrill Lynch, Citi, J.P. Morgan, UBS Investment Bank, Wells Fargo Securities, Credit Agricole CIB, Credit Suisse, Goldman, Sachs & Co., Morgan Stanley, BNY Mellon Capital Markets, LLC, KeyBanc Capital, PNC Capital Markets LLC, Piper Jaffray, RBS, Scotia Capital, SunTrust Robinson Humphrey, Morgan Keegan, CSCA, Morgan Keegan
Fund JPMorgan Insurance Trust U.S. Equity Portfolio
Trade Date 4/11/2011
Issuer PPL Corporation (PPL) Secondary
Cusip 69351T10
Shares 3,900
Offering Price $25.30
Spread $0.76
Cost $98,670
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 1.38%
Syndicate Members BofA Merrill Lynch, Credit Suisse, Barclays Capital, Morgan Stanley, Wells Fargo Securities
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 4/14/2011
Issuer Zipcar (ZIP) IPO
Cusip 98974X10
Shares 1,000
Offering Price $18.00
Spread $1.26
Cost $18,000
Dealer Executing Trade Goldman Sachs and Co.
% of Offering  purchased by firm 1.85%
Syndicate Members Goldman, Sachs & Co., J.P. Morgan, Cowen and Company, Needham & Company, LLC, Oppenheimer & Co.
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 4/15/2011
Issuer Graphic Packaging Holding Company (GPK) Secondary
Cusip 38868910
Shares 26,300
Offering Price $4.75
Spread $0.21
Cost $124,925
Dealer Executing Trade Goldman Sachs and Co.
% of Offering  purchased by firm 2.08%
Syndicate Members Goldman, Sachs & Col, BofA Merrill Lynch, J.P. Morgan, Deutsche Bank Securities, Baird, Oppenheimer & Co.
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 5/12/2011
Issuer Wilshire Bancorp, Inc. (WIBC) Secondary
Cusip 97186T10
Shares 27,200
Offering Price $2.75
Spread $0.14
Cost $74,800
Dealer Executing Trade Macquarie Capital (USA)
% of Offering  purchased by firm 2.63%
Syndicate Members J.P. Morgan, Macquarie Capital
Fund JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
Trade Date 5/18/2011
Issuer LinkedIn Corporation (LKND) IPO
Cusip 53578A10
Shares 2,300
Offering Price $45.00
Spread $3.15
Cost $103,500
Dealer Executing Trade Morgan Stanley & Company
% of Offering  purchased by firm 2.79%
Syndicate Members Morgan Stanley, BofA Merrill Lynch, J.P. Morgan, Allen & Company LLC, UBS Investment Bank
Fund JPMorgan Insurance Trust Mid Cap Growth Fund
Trade Date 5/18/2011
Issuer LinkedIn Corporation (LKND) IPO
Cusip 53578A10
Shares 3,800
Offering Price $45.00
Spread $3.15
Cost $171,000
Dealer Executing Trade Morgan Stanley & Company
% of Offering  purchased by firm 2.79%
Syndicate Members Morgan Stanley, BofA Merrill Lynch, J.P. Morgan, Allen & Company LLC, UBS Investment Bank
Fund JPMorgan Insurance Trust Mid Cap Growth Fund
Trade Date 5/26/2011
Issuer Freescale Semiconductor Holdings I, Ltd. (FSL) IPO
Cusip G3727Q10
Shares 38,600
Offering Price $18.00
Spread $0.81
Cost $694,800
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 11.83%
Syndicate Members Citi, Deutsche Bank Securities, Barclays Capital, Credit Suisse, J.P. Morgan, Goldman, Sachs & Co., RBC Capital Markets, UBS Investment Bank, Sanford C. Bernstein, Gleacher & Company, Oppenheimer & Co., Pacific Crest Securities, Piper Jaffray
Fund JPMorgan Insurance Trust U.S. Equity Portfolio
Trade Date 5/26/2011
Issuer Freescale Semiconductor Holdings I, Ltd. (FSL) IPO
Cusip G3727Q10
Shares 9,300
Offering Price $18.00
Spread $0.81
Cost $167,400
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 11.83%
Syndicate Members Citi, Deutsche Bank Securities, Barclays Capital, Credit Suisse, J.P. Morgan, Goldman, Sachs & Co., RBC Capital Markets, UBS Investment Bank, Sanford C. Bernstein, Gleacher & Company, Oppenheimer & Co., Pacific Crest Securities, Piper Jaffray
Fund JPMorgan Insurance Trust U.S. Equity Portfolio
Trade Date 5/26/2011
Issuer Freescale Semiconductor Holdings I, Ltd. (FSL) IPO
Cusip G3727Q10
Shares 2,200
Offering Price $18.00
Spread $0.81
Cost $39,600
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 11.83%
Syndicate Members Citi, Deutsche Bank Securities, Barclays Capital, Credit Suisse, J.P. Morgan, Goldman, Sachs & Co., RBC Capital Markets, UBS Investment Bank, Sanford C. Bernstein, Gleacher & Company, Oppenheimer & Co., Pacific Crest Securities, Piper Jaffray
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 6/8/2011
Issuer Fusion-io, Inc. (FIO) IPO
Cusip 36112J10
Shares 4,400
Offering Price $19.00
Spread $1.33
Cost $83,600
Dealer Executing Trade Morgan Stanley & Company
% of Offering  purchased by firm 2.43%
Syndicate Members Goldman, Sachs & Co., Morgan Stanley, J.P. Morgan, Credit Suisse
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 6/14/2011
Issuer Pandora Media, Inc. (P) IPO
Cusip 69835410
Shares 3,200
Offering Price $16.00
Spread $1.12
Cost $51,200
Dealer Executing Trade Morgan Stanley & Company
% of Offering  purchased by firm 0.73%
Syndicate Members Morgan Stanley, J.P. Morgan, Citi, William Blair & Company, Stifel Nicolaus Weisel, Wells Fargo Securities
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 6/22/2011
Issuer Vanguard Health Systems, Inc. (VHS) IPO
Cusip 92203620
Shares 16,200
Offering Price $18.00
Spread $1.04
Cost $291,600
Dealer Executing Trade Barclays Bank PLC
% of Offering  purchased by firm 2.23%
Syndicate Members BofA Merrill Lynch, Barclays Capital, Citi, Deutsche Bank Securities, J.P. Morgan, Lazard Capital Markets, Wells Fargo Securities, RBC Capital Markets, Avondale Partners, Baird, Morgan Keegan, CRT Capital Group LLC, Gleacher & Company
Fund JPMorgan Insurance Trust U.S. Equity Portfolio
Trade Date 6/23/2011
Issuer Prologis, Inc. (PLD) Secondary
Cusip 74340W10
Shares 1,300
Offering Price $33.50
Spread $1.26
Cost $43,550
Dealer Executing Trade Merrill Lynch & Co Inc.
% of Offering  purchased by firm 5.06%
Syndicate Members BofA Merrill Lynch, J.P. Morgan, Citi, Deutsche Bank Securities, Goldman, Sachs & Co., Morgan Stanley, ING, RBC Capital Markets, RBS, SMBC Nikko, Credit Agricole CIB, Credit Suisse, HSBC, Scotia Capital, BBVA, Mitsubishi UFJ Securities, PNC Capital Markets LLC, Piper Jaffray

Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 1/19/2011
Issuer HCP Inc. (HCP 5.375% February 1, 2021)
Cusip 40414LAD
Bonds 92,000
Offering Price $99.48
Spread 0.65%
Cost $91,521
Dealer Executing Trade UBS Securities LLC
% of Offering  purchased by firm 1.37%
Syndicate Members Citigroup Global Markets, JPMorgan Securities, Bank of America Merrill Lynch, UBS Securities, Wells Fargo, Barclays Capital, Credit Agricole, Credit Suisse, Deutsche Bank, Goldman Sachs, Morgan Stanley, BNY Mellon Capital Markets, KeyBanc Capital Markets, Moelis & Co, PNC Capital, RBS Securities, Scotia Capital, SunTrust Robinson Humphrey, US Bancorp
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 3/7/2011
Issuer DIRECTV Holdings LLC and DIRECTV Financing Co. (DTV 5.00% March 1, 2021)
Cusip 25459HBA
Bonds 67,000
Offering Price $99.56
Spread 0.45%
Cost $66,705
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 1.77%
Syndicate Members Barclays Capital, Credit Suisse, Morgan Stanley, UBS Securities, BBVA Securities, Citigroup Global Markets, Credit Agricole, Deutsche Bank, Goldman Sachs, HSBC Securities, JPMorgan, Merrill Lynch Pierce fenner & Smith, Mitsubishi UFJ Securities, Mizuho Securities, Santander Investment Securities, US Bancorp
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 3/29/2011
Issuer Time Warner Inc. (TWX 4.75% March 29, 2021)
Cusip 887317AK
Bonds 35,000
Offering Price $98.94
Spread 0.45%
Cost $34,630
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 0.85%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, BNP Paribas, Citigroup Global Markets, Credit Suisse, Deutsche bank, JPMorgan, Morgan Stanley, RBS Securities, Wells Fargo, Bank of Tokyo-Mitusbishi UFJ Ltd, Bank of Nova Scotia, BNY Mellon, Credit Agricole, Goldman Sachs, Mizuho Securities, Muriel Siebert & Co, Santander Investment Securities, SMBC Securities, Svenska Handelsbanken, USB, Williams Capital
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 3/29/2011
Issuer Time Warner Inc. (TWX 4.75% March 29, 2041)
Cusip 887317AL
Bonds 22,000
Offering Price $98.71
Spread 0.88%
Cost $21,716
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.76%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, BNP Paribas, Citigroup Global Markets, Credit Suisse, Deutsche bank, JPMorgan, Morgan Stanley, RBS Securities, Wells Fargo, Mitusbishi UFJ Securities, Scotia Capital, BNY Mellon, Credit Agricole, Goldman Sachs, Lloyds TSB, Mizuho Securities, Muriel Siebert & Co, Santander Investment Securities, SMBC Nikko Securities, Svenska Handelsbanken, USB, Williams Capital
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 5/9/2011
Issuer CVS Caremark Corporation (CVS 5.75% May 15, 2041)
Cusip 126650BX
Bonds 60,000
Offering Price $98.33
Spread 0.88%
Cost $58,997
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.91%
Syndicate Members Barclays Capital, BNY Mellon, JPMorgan, Merrill Lynch Pierce Fenner & Smith, Wells Fargo, Deutsche bank, Morgan Stanley, RBS Securities,Stifel Nicolaus & Co, US Bancorp, Fifth Third Securities, KeyBanc Capital, Mizuho Securities, RBC Capital, Sumitomo Bank Ltd.
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 5/9/2011
Issuer ERAC USA Finance Company (ENTERP 4.50% August 16, 2021 144A)
Cusip 26884TAD
Bonds 45,000
Offering Price $99.54
Spread 0.65%
Cost $44,791
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.21%
Syndicate Members Bank of Tokyo-Mitsubishi UFJ, Bank America Merrill Lynch, Barclays Capital, RBS Securities, Wells Fargo, Deutsche Bank, Goldman Sachs, JPMorgan, RBC Capital
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 5/13/2011
Issuer Xerox Corporation (XRX 4.50% May 15, 2021)
Cusip 984121CD
Bonds 17,000
Offering Price $99.25
Spread 0.65%
Cost $16,872
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.97%
Syndicate Members Citigroup Global Markets, Deutsche Bank Securities, JPMorgan, UBS Securities, Bank America Merrill Lynch, BNP Paribas, HSBC Securities
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 5/16/2011
Issuer Burlington North Santa Fe, LLC (BRK 5.40% June 1, 2041)
Cusip 12189LAE
Bonds 75,000
Offering Price $99.69
Spread 0.88%
Cost $74,766
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.69%
Syndicate Members Citigroup Global Markets, JPMorgan, Wells Fargo Securities
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 5/16/2011
Issuer Great Plains Energy Inc. (GXP 4.85% June 1, 2021)
Cusip 391164AE
Bonds 18,000
Offering Price $99.90
Spread 0.65%
Cost $17,983
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.72%
Syndicate Members Bank America Merrill Lynch, JPMorgan, Mitsubishi UFJ Securities, US Bancorp, Valdes & Moreno
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 5/20/2011
Issuer CSX Corporation (CSX 5.50% April 15, 2041)
Cusip 126408GU
Bonds 50,000
Offering Price $99.33
Spread 0.88%
Cost $49,663
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 2.37%
Syndicate Members UBS Securities, Credit Suisse, Barclays Capital, Citigroup Global Markets, Deutsche Bank, JPMorgan, Morgan Stanley, Mitsubishi UFJ Securities, Mizuho Securities, Scotia Capital
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 5/20/2011
Issuer CSX Corporation (CSX 4.25% June 1, 2021)
Cusip 126408GV
Bonds 33,000
Offering Price $99.50
Spread 0.65%
Cost $32,835
Dealer Executing Trade UBS Securities LLC
% of Offering  purchased by firm 0.81%
Syndicate Members UBS Securities, Credit Suisse, Barclays Capital, Citigroup Global Markets, Deutsche Bank, JPMorgan, Morgan Stanley, Mitsubishi UFJ Securities, Mizuho Securities, Scotia Capital
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 5/24/2011
Issuer Aon Corporation (AON 3.125% May 27, 2016)
Cusip 037389AY
Bonds 40,000
Offering Price $99.96
Spread 0.50%
Cost $39,984
Dealer Executing Trade Morgan Keegan & Company
% of Offering  purchased by firm 1.32%
Syndicate Members Merrill Lynch Pierce Fenner & Smith, Morgan Stanley Goldman Sachs, Aon Benfield, Citigroup Global Markets, Credit Suisse, Deutsche Bank, JPMorgan, RBS Securities
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 5/25/2011
Issuer Hewlett-Packard Company (HPQ 4.30% June 1, 2021)
Cusip 428236BM
Bonds 50,000
Offering Price $99.80
Spread 0.45%
Cost $49,900
Dealer Executing Trade RBS Securities Inc.
% of Offering  purchased by firm 1.72%
Syndicate Members Deutsche Bank, JPMorgan, RBS Securities, Barclays Capital, BNP Paribas, Citigroup Global Markets, Credit Suisse, HSBC Securities, Merrill Lynch Pierce Fenner & Smith, Mitsubishi UFJ Securities, Morgan Stanley, Wells Fargo
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 6/9/2011
Issuer CenturyLink, Inc. (CTL 6.45% June 15, 2021)
Cusip 156700AR
Bonds 90,000
Offering Price $99.66
Spread 0.80%
Cost $89,693
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.22%
Syndicate Members Bank America Merrill Lynch, Barclys Capital, JPMorgan, Wells Fargo
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 6/13/2011
Issuer Discovery Communications (DISCA 4.375% June 15, 2021)
Cusip 25470DAE
Bonds 78,000
Offering Price $99.38
Spread 0.65%
Cost $77,514
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.67%
Syndicate Members Bank America Merrill Lynch, Citigroup Global Markets, Credit Suisse Securities, JPMorgan, RBS Securities, BNP Paribas, Credit Agricole Securities, Goldman Sachs, Morgan Stanley, RBC Capital Markets, Scotia Capital, SunTrust Robinson Humphrey, Wells Fargo
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 6/14/2011
Issuer Fuel Trust Series 2011-2 (F 3.984% June 15, 2016 144A)
Cusip 30277MAB
Bonds 200,000
Offering Price $100.00
Spread 0.90%
Cost $200,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.06%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, JPMorgan, RBS Securities